SUPPLEMENT DATED JUNE 23, 2025 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Gold & Special Minerals Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information, as amended to date, of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
Effective June 23, 2025, Jerry Sun, PhD, will no longer serve as a Portfolio Manager of the Fund. All references to Dr. Sun in the Summary Prospectus, Statutory Prospectus and Statement of Additional Information are hereby removed.
O-GSM-SUMSTATSAI-SUP 060925